UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2026

American Well Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39515	20-5009396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street 26th Floor
Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 204-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2026, American Well Corporation (the “Company”) entered into an Amended and Restated Statement of Work (the “SOW”) with Elevance Health, Inc. f/n/a/ Anthem Inc. (“Elevance Health”), effective as of January 1, 2026, replacing the Statement of Work dated January 1, 2023 between the parties, and extending the parties’ partnership pursuant to which the Company operates a white-labelled digital care delivery platform on behalf of Elevance Health under the brand name LiveHealth Online®. Elevance Health is obligated to pay the Company annual subscription fees and may engage the Company for certain mutually agreed upon professional services, development, innovation and engagement marketing services.

The SOW has a term of 3 years, commencing on January 1, 2026 and ending on January 1, 2029, and thereafter automatically renews for successive one-year terms unless terminated by either party. Each party may terminate the SOW after the lapse of a cure period for material breaches of the SOW or the Master Services Agreement, dated January 1, 2023, by the other party, upon the bankruptcy or insolvency of the other party, and in the case of Elevance Health, upon a breach by the Company of certain security or confidentiality provisions, the occurrence of certain change-of-control transactions, or at its convenience upon 365 days’ advance written notice to Company.

The foregoing description of the SOW does not purport to be complete and is qualified in its entirety by reference to the full text of the SOW, which is attached as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

10.1*	Amended and Restated Statement of Work, dated as of January 5, 2026, by and between American Well Corporation and Elevance Health, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. Such redacted terms are those that the Company customarily and actually treats as private or confidential and are not material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WELL CORPORATION

Date:	January 8, 2026	By:	/s/ Anna Nesterova
Anna Nesterova Deputy General Counsel